Exhibit 10.29



                             THIRD LIMITED WAIVER TO
                           RECEIVABLES SALE AGREEMENT

                  This Third Limited Waiver to Receivables Sale Agreement (this "Limited Waiver") is entered into as of December 31, 2000, by and between Interface, Inc., a Georgia corporation ("Originator") and Interface Securitization Corporation, a Delaware corporation ("Buyer"). Unless defined elsewhere herein, capitalized terms used in this Limited Waiver shall have the meanings assigned to such terms in the Sale Agreement (as defined below) (or, if not defined therein, the meaning assigned to such term in the Purchase Agreement).

                             PRELIMINARY STATEMENTS
                             ----------------------

                  Each of the parties hereto entered into a certain  Receivables
Sale  Agreement,   dated  as  of  December  19,  2000  (as  amended,   restated,
supplemented or otherwise modified from time to time, the "Sale Agreement").

                  Originator desires to enter into a certain Third Amendment and Limited Waiver to the Receivables Transfer Agreement of even date herewith (the "Transfer Agreement Amendment") in order to permit the use of certain trade names, corporate names and assumed names to be used by Interface Americas, Inc., a Georgia corporation, an Original Seller.

                  Under the terms of the Sale Agreement, the Seller's consent is required in order for Originator to enter into the Transfer Agreement Amendment, which consent the Originator has requested.

                  The Seller is willing to give such consent in accordance with the terms and upon the conditions set forth herein.

                                    AGREEMENT
                                    ---------

                  NOW, THEREFORE, in consideration of the premises, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                  1. Consent. Subject to the terms and conditions set forth herein and upon the effectiveness of this Limited Waiver, Buyer hereby consents to the Originator's execution and delivery of the Transfer Agreement Amendment and the performance of its obligations thereunder.


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                  2. Limited  Waiver.  Subject to the terms and  conditions  set forth herein and upon the effectiveness of this Limited Waiver, Buyer hereby waives any Termination Event or Potential Termination Event that may arise as of the date hereof under Section 5.1(h) of the Sale Agreement as a result of Originator's waiver as set forth in Section 2 of the Transfer Agreement Amendment.

                  3. Representations and Warranties. The Originator represents and warrants, as of the date hereof, that after giving effect to this Limited
Waiver:

                                    (a)   all   of   the   representations   and
                  warranties of the Originator contained in the Sale Agreement and in each other document or certificate delivered in connection therewith (other than those that expressly speak only as of a different date), are true and correct; and

                                    (b)  no   Termination   Event  or  Potential
                  Termination Event has occurred and is continuing.

                  4.  Conditions  to  Effectiveness   of  Limited  Waiver.   The
effectiveness of this Limited Waiver is subject to the satisfaction of the following conditions precedent:

                                    (a)  Limited  Waiver.  This  Limited  Waiver
                  shall have been duly executed and delivered by each of the parties hereto.

                                    (b) Officer's  Certificate.  The Buyer shall
                  have received a certificate of the Originator, in the form of Exhibit A hereto, certifying as to matters set forth in Sections 3(a) and (b) of this Limited Waiver.

                                    (c) Waivers and Amendments.  The Buyer shall
                  have received duly executed copies of (i) all consents from and authorizations by any Persons and (ii) all waivers and amendments to existing credit facilities, that are necessary in connection with this Limited Waiver.

                                    (d)  Agent's  Consent.  The Agent shall have
                  waived the Amortization Event that would otherwise have occurred pursuant to the terms of Section 9.1(i) of the Receivables Purchase Agreement as a result of the Buyer's waiver as set forth in Section 2 of this Limited Waiver.

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                                    (e) Documents. The Buyer shall have received
                  each of the documents set forth in Section 4(f) of the Transfer Agreement Amendment.

                                    (f) UCC-3  Financing  Statements.  The Buyer
                  shall have received duly executed proper financing statements for all jurisdictions as may be necessary or, in the opinion of Buyer (or its assigns), desirable, under the UCC of all appropriate jurisdictions or any comparable law in connection with this Limited Waiver.

                  5. Effect of Limited Waiver. (a) The waiver set forth herein is effective solely for the purposes set forth herein and shall be limited precisely as written, and shall not be deemed to (i) be a consent to any amendment, waiver or modification of any other term or condition of the Sale Agreement or any other Transaction Document or of any other instrument or agreement referred to therein, except as set forth herein, or (ii) prejudice any right or remedy that the Buyer, the Agent, the Financial Institutions and the Company may now have or may have in the future under or in connection with the Sale Agreement or any other Transaction Document or any other instrument or agreement referred to therein. This Limited Waiver shall be construed in connection with and as part of the Sale Agreement and all terms, conditions, representations, warranties, covenants and agreements set forth in the Sale Agreement and each other instrument or agreement referred to therein, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

                                    (a) The Originator  hereby agrees to pay all
                  costs, fees and expenses in connection with the preparation, execution and delivery of this Limited Waiver (including the reasonable fees and expenses of counsel to the parties hereto).

                                    (b) This  Limited  Waiver may be executed in
                  any number of counterparts, each such counterpart constituting an original and all of which when taken together shall constitute one and the same instrument.

                                    (c) Any provision  contained in this Limited
                  Waiver that is held to be inoperative, unenforceable or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable or invalid without affecting the operation, enforceability or validity of the remaining provisions of this Limited Waiver in that jurisdiction or the operation, enforceability or validity of such provision in any other jurisdiction.

                                    (d) THIS  LIMITED  WAIVER  SHALL BE GOVERNED
                  BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.


                            [SIGNATURE PAGE FOLLOWS]


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                  IN WITNESS  WHEREOF,  the  parties  hereto  have  caused  this
Agreement to be executed and delivered by their duly authorized officers as of the date hereof.

                                      INTERFACE, INC.

                                      By:     /s/  Daniel T. Hendrix
                                         -------------------------------------
                                         Name:  Daniel T. Hendrix
                                         Title:   Executive Vice President, CFO,
                                                  Treasurer and
                                                  Assistant Secretary

                                      Address:  2859 Paces Ferry Road,
                                                Suite 2000
                                                Atlanta, GA 30339


                                      INTERFACE SECURITIZATION CORPORATION


                                      By:     /s/  Daniel T. Hendrix
                                         ----------------------------------
                                         Name:  Daniel T. Hendrix
                                         Title:    President, Treasurer and
                                                   Assistant Secretary

                                      Address:  c/o Interface, Inc.
                                                2859 Paces Ferry Road,
                                                Suite 2000
                                                Atlanta, GA   30339